                     EXHIBIT 32.01 -- OFFICER CERTIFICATION

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Xcel Energy Inc. (Xcel Energy) on Form 10-K for the year ended Dec. 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (Form 10-K), each of the undersigned officers of Xcel Energy certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

(1) The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Xcel Energy as of the dates and for the periods expressed in the Form 10-K.

Date: March 15, 2004

                                         /s/ WAYNE H. BRUNETTI
                                         ---------------------------------------
                                         Wayne H. Brunetti
                                         Chairman and Chief Executive Officer

                                         /s/ BENJAMIN G.S. FOWKE III
                                         ---------------------------------------
                                         Benjamin G.S. Fowke III
                                         Vice President, Chief Financial Officer
                                           and Treasurer


The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Xcel Energy and will be retained by Xcel Energy and furnished to the Securities and Exchange Commission or its staff upon request.